Reassure America Life Insurance Company

The Sage Variable Annuity Account A,

The Sage Variable Life Account A, and

Variable Annuity Fund I of Southwestern Life

Supplement dated November 2, 2012

To The Prospectuses Dated October 2, 2006 For

Asset I; Asset II; Plus;

Freedom; Select; and Choice

Flexible Payment Deferred Combination Fixed

and Variable Annuity Contracts; and

Life Asset I

Modified Single Payment Combination Fixed
and Variable Life Insurance Contracts

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To The Prospectuses Dated December 29, 2006 For

Group Variable Annuity Contracts

Reassure America Life Insurance Company (“REASSURE”) will merge with and into its parent company, Jackson National Life Insurance Company (“Jackson”) on December 31, 2012, subject to regulatory approvals. Jackson previously acquired REASSURE on September 4, 2012.

On the date of the merger, Jackson will acquire all of REASSURE’s assets, including the assets of The Sage Variable Annuity Account A, The Sage Variable Life Account A, and Variable Annuity Fund I of Southwestern Life under which the Contracts/Policies were issued, and REASSURE will cease to exist. The Contracts /Policies were originally issued by Sage Life Assurance of America, Inc. (“Sage”) or Southwestern Life Insurance Company (“Southwestern”). Sage and Southwestern subsequently merged into Valley Forge Life Insurance Company (“Valley Forge”) in 2006. Valley Forge merged with REASSURE in 2007 with Valley Forge as the surviving company. Immediately following the previous merger with Reassure, Valley Forge changed its name to Reassure America Life Insurance Company.

The boards of directors and shareholders of both REASSURE and Jackson have approved the merger. The merger is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. The merger will not affect the terms of, or the rights and obligations under, the Contracts/Policies, other than to reflect the change to the company that provides your Contract/Policy benefits from REASSURE to Jackson.

If you have any questions regarding this supplement, please contact us at P.O. Box 290680, Wethersfield, CT 06129-0680, 1-877-835-7243.